UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  September 7, 2009
(Date of earliest event reported)

WPT ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50848	77-0639000
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5700 Wilshire Blvd., Suite 350, Los Angeles, California		90036
(Address of principal executive offices)		(Zip Code)

(323) 330-9900
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 7, 2009, the Board of Directors of WPT Enterprises, Inc. (the “Company”) appointed John Simonelli, age 45, to serve as the Company’s interim Chief Financial Officer. Mr. Simonelli has served as Managing Partner of TechCFO - San Francisco, LLC (“TechCFO”), a company that provides infrastructure services and executive level financial management to emerging, growth-stage and established companies in the software, technology, life sciences, manufacturing and services industries, since January 2009.  Prior to his current roles at the Company and at TechCFO, Mr. Simonelli served as Chief Financial Officer for Looksmart, Ltd., a search advertising network and management solutions company, from November 2005 to November 2007, and as Chief Operating Officer beginning in February 2007 through November 2007. He served as Chief Financial Officer at Gap Inc. Direct, from October 2002 to November 2005. From March 2000 to September 2002, Mr. Simonelli was the Chief Operating Officer and Chief Financial Officer at Business.com. Mr. Simonelli began his career at Deloitte, Haskins & Sells in 1985. Mr. Simonelli holds a B.S. in Business Administration from the University of Notre Dame.

Mr. Simonelli has no family relationship to any other officer or director of the Company and he has not entered into any transaction as described by Item 404(a) of Regulation S-K.

The Company engaged Mr. Simonelli pursuant to a consulting agreement with TechCFO, dated September 2, 2009 (the “Consulting Agreement”). A copy of the Consulting Agreement is furnished as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.   Pursuant to the Consulting Agreement, Mr. Simonelli provides his services to the Company on a part-time basis as an independent contractor, and remains an employee of TechCFO.  The Consulting Agreement provides that the Company will pay TechCFO $8,000 per month for Mr. Simonelli’s services, plus the payment of certain travel and incidental expenses.  The Consulting Agreement is effective through December 31, 2009 and automatically renews for subsequent one-year terms unless either party gives notice of termination to the other at least thirty (30) days prior to the termination date.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

	Exhibit No.	Description

	10.1	Consulting Agreement, between WPT Enterprises, Inc. and TechCFO - San Francisco, LLC, dated September 2, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPT Enterprises, Inc.

September 10, 2009	By:	/s/ Adam Pliska
Name: Adam Pliska
Title: General Counsel and Secretary